Exhibit 10.2
FIRST AMENDMENT AND WAIVER TO
VOC BRAZOS ENERGY PARTNERS CREDIT AGREEMENT
     THIS FIRST AMENDMENT AND WAIVER (herein called this “First Amendment and Waiver”) made as of the 12th day of August, 2008 by and among by and among VOC BRAZOS ENERGY PARTNERS, L.P., a Texas limited partnership (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.
RECITALS:
     Reference is made to that certain Credit Agreement dated as of June 27, 2008 (as amended, supplemented or restated from time to time, the “Credit Agreement”), by and among Borrower, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders party thereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
     Borrower has informed Administrative Agent that Vess Oil Corporation made a payment on behalf of Borrower on or about the Closing Date of a monthly settlement amount under a Swap Contract of $1,062,333.60 (the “Vess Oil Obligation”), which amount has now been repaid by Borrower to Vess Oil Corporation, and has requested that Administrative Agent and Required Lenders waive the violation of Section 7.03 resulting from the existence of the Vess Oil Obligation and any breach of any representation, warranty or certification made under the Credit Agreement or any other Loan Document by any failure to reference or disclose the Vess Oil Obligation.
     Borrower has also requested that Administrative Agent and Required Lenders amend Section 6.01(b) of the Credit Agreement to change the required time for delivery of quarterly financial statements from 45 days to 60 days after the end of the first three fiscal quarters of each fiscal year.
AGREEMENT:
     Borrower, Required Lenders and Administrative Agent hereby agree, subject to the terms, conditions and limitations set forth herein and effective as of the date hereof, as follows:
(a) The reference in Section 6.01(b) to “45 days” is hereby amended to read “60 days”.
(b) The violation of Section 7.03 resulting from the existence of the Vess Oil Obligation and the breach of any representation, warranty or certification made under the Credit Agreement or any other Loan Document by any failure to reference or disclose the Vess Oil Obligation are hereby waived.
[FIRST AMENDMENT AND WAIVER TO VOC
BRAZOS ENERGY PARTNERS CREDIT AGREEMENT]

     This First Amendment and Waiver shall become effective as of the date first above written when, and only when, Administrative Agent shall have received at Administrative Agent’s Office a counterpart of this First Amendment and Waiver executed and delivered by Borrower and Required Lenders.
     Borrower hereby represents and warrants to Administrative Agent and each Required Lender the following:
     (a) Immediately after giving effect to this First Amendment and Waiver, there shall exist no Default or Event of Default and immediately after giving effect to this First Amendment and Waiver all representations and warranties contained herein, in the Credit Agreement or otherwise made in writing by any Loan Party in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof.
     (b) The representations and warranties contained in the Loan Documents are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
     (c) Except as expressly waived or agreed herein, all covenants, obligations and agreements of the Loan Parties contained in the Credit Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or an agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which Administrative Agent and Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Credit Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by Borrower in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as modified and amended hereby. The Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.
     This First Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.
     This First Amendment and Waiver is a “Loan Document” as defined and described in the Credit Agreement and all of the representations, warranties and covenants and other terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
[FIRST AMENDMENT AND WAIVER TO VOC
BRAZOS ENERGY PARTNERS CREDIT AGREEMENT]

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     All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     This First Amendment and Waiver may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.
     THIS FIRST AMENDMENT AND WAIVER AND THE DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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[FIRST AMENDMENT AND WAIVER TO VOC
BRAZOS ENERGY PARTNERS CREDIT AGREEMENT]

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     IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment and Waiver as of the date first written above.

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Vice President
[FIRST AMENDMENT AND WAIVER TO VOC
BRAZOS ENERGY PARTNERS CREDIT AGREEMENT]

VOC BRAZOS ENERGY PARTNERS, L.P. By: Vess Texas Partners, L.L.C., its General Partner
By:	/s/ J. Michael Vess
J. Michael Vess, Managing Member

[FIRST AMENDMENT AND WAIVER TO VOC
BRAZOS ENERGY PARTNERS CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender and L/C Issuer
By:	/s/ Kathleen M. Carry
	Name:	Kathleen M. Carry
	Title:	Vice President

[FIRST AMENDMENT AND WAIVER TO VOC BRAZOS
ENERGY PARTNERS CREDIT AGREEMENT]